Exhibit 99.1

ICR XChange Conference January 12, 2016

FORWARD LOOKING STATEMENTS Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration, declines in consumer spending or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition expenses, acquisition-related integration and reorganization costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, secondary offering costs, and other unusual or non-recurring expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income.

OVERVIEW OF BOOT BARN STRATEGIC INITIATIVES BUSINESS UPDATE FINANCIAL UPDATE AGENDA

Everyday American customers 1 Forbes.com, 2/27/12, “NASCAR’s back!”; 2 Mlive blog, 1/4/2014, “America’s Top 20 Best-Selling Vehicles of 2013”; 3 NPD Group, 2/28/13, “Country Music Rises to Become America’s Favorite Genre”; 4 Forbes.com, 8/30/2013, “America’s Fastest Growing Sport: Professional Bull Riding” #1 spectator sport1 Most popular music genre3 Highest selling vehicle2 Fastest growing sport4 everyday merchandise assortment RUGGED FOOTWEAR OUTERWEAR OVERALLS PANTS SHIRTS WORK Low fashion quotient enables high degree of replenishment BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS / BELT BUCKLES WESTERN

Boot barn snapshot SALES composition1 Footwear 51% Hats, Accessories & Other 17% Apparel 32% Illustrative Store 1Note: Fiscal year ended March 28, 2015, excluding Sheplers. Sales by End User1 Kids’ 5% Unisex 9% Men's 60% Women's 26%

Over 200 brands and more than 1,500 styles = Private brands Western Work / Other

History of solid growth Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹ The period from April 3, 2011 to December 11, 2011 is presented separately as the ‘‘Predecessor Period’’ and the period from December 12, 2011 to March 31, 2012 is presented separately as the ‘‘Successor Period’’ in the Company’s SEC filings. References to fiscal 2012 in this presentation represent the sum of the results of the Predecessor Period and Successor Period and do not reflect any pro forma or other adjustments. 2 Represents the trailing twelve months through September 26, 2015 and includes the results of the Sheplers business for the 9 months preceding the acquisition. 3 Defined as Adjusted EBITDA less depreciation and amortization. Store Count Net sales ($MM) ADJUSTED EBIT ($MM)3 Adjusted EBITDA ($MM) 2 2 2 1 1 1 1 86 117 152 169 205 FY12 FY13 FY14 FY15 Current $169 $233 $346 $403 $589 FY12 FY13 FY14 FY15 TTM Q2 FY16 $19 $23 $32 $39 $49 FY12 FY13 FY14 FY15 TTM Q2 FY16 $22 $29 $40 $48 $64 FY12 FY13 FY14 FY15 TTM Q2 FY16

Largest western and work wear retailer Western Wear Chains (Estimated STORE COUNT)1 Other Competitors >2.5x as many stores as closest competitor National Regional (Mostly Texas) Geographic presence Independent retailers Regional (Western Canada) Arizona North & South Carolina 1 Store count as of January 6, 2016 We are the fastest-growing western and work wear retailer Thousands Farm supply stores Mass merchandisers Online 205 7 10 23 71

Boot barn strategic positioning Genuine lifestyle retail brand Clear national leader in a large and fragmented market niche Significant new store growth opportunity Great omni channel brand plus leading pure play e-commerce brand Long history of same store sales growth Strong portfolio of exclusive private brands Loyal customer base Experienced management team and passionate organization 10

1 EXPAND OUR STORE BASE 2 3 4 DRIVE SAME STORE SALES GROWTH BUILD OUT PRIVATE BRAND PORTFOLIO GROW E-COMMERCE AND OMNI CHANNEL EXPERIENCE STRATEGIC INITIATIVES

Building A NATIONAL STORE PRESENCE FY12 86 stores 8 states FY13 117 stores 21 states 152 stores 23 states FY14 Compelling new store economics Current Boot barn 205 stores 29 states 1 GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment1 $0.8mm Cash on Cash Return (Yr. 1) 31.5% Payback Period 3 Years Time between LOI & Opening 6 months 1 Includes capital expenditures plus inventory (net of payables).

same store sales growth 2 Over 6 Years of positive same store sales growth 1 1 Core Boot Barn same store sales, which include bootbarn.com and exclude Sheplers. 2 Includes the same store sales growth for the 9 months ended December 26, 2015. 2 0.2% 13.3% 17.5% 11.9% 6.7% 7.3% 0.3% 1.2% FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 YTD FY 2016 Core Boot Barn Combined Boot Barn & Sheplers

Highly successful private brands Private brands account for approximately 13% of sales 3 Core Boot Barn Private Brand Penetration 1 1 Excludes Sheplers 3% 5% 7% 10% 13% FY2012 FY2013 FY2014 FY2015 YTD Q3 FY2016

LEADING omni channel & leading e-commerce brands DUAL BRAND STRATEGY Product / Lifestyle / Omni-Channel Direct-to-Consumer / Promotional 1 Trailing 12 months (TTM) as of December 26, 2015. 4 E-comm sales with sheplers ($M) 1 94 8 12 14 17 FY12 FY13 FY14 FY15 Q3 FY16 TTM Combined CAGR: 83%

OVERVIEW OF BOOT BARN STRATEGIC INITIATIVES BUSINESS UPDATE FINANCIAL UPDATE AGENDA

SHEPLERS ACQUISITION OVERVIEW

KEY FACTS

Background

- Authentic western retail and e-commerce business
- Rich 116-year heritage – founded in 1899
- Leading Direct to Consumer brand with catalog legacy [1]
- The 3rd largest western retailer in the U.S.
- 19 stores rebranded to Boot Barn
- Sheplers.com continues as leading e-commerce site in western industry
- Acquisition closed June 29, 2015

Financials

- Key financials (for 12 months ending March 2015)[2]:
  - Total Sales: $157 million
  - E-Commerce Sales: $66 million
- Leading e-commerce platform:
  - Represents 42% of total Sheplers sales[3]
  - Highest customer traffic vs. all western competitors
  - Domestic and international customer base

SHEPLERS
SINCE ★ 1899



Northglenn, CO
Omaha, NE
Greenwood Village, CO
Wichita, KS
Oklahoma City, OK
Mesa, AZ
Lubbock, TX
Preston, TX
Frisco, TX
Dallas/Fort Worth, TX
Odessa, TX
Arlington, TX
Mesquite, TX
Austin, TX
Orlando, FL
San Antonio, TX
McAllen, TX

[1] Sheplers phased out its catalog business in 2014 to focus exclusively on e-commerce and stores
[2] Unaudited financials
[3] Trailing 12 months (TTM) as of March 2015

17

sheplers acquisition update Accomplishments Sheplers Q3 Results Consolidated / integrated all Corporate and Field functions Converted POS and most back office systems Launched new product assortment and rebranded Sheplers stores Rolled out Boot Barn private brands Implemented Boot Barn marketing and B-Rewarded Loyalty program in stores Retained key management at Sheplers ecommerce Sales Solid growth in ecommerce sales Rebranded store sales declined for the quarter but have turned positive post Christmas after cycling heavy promotional period Margin Uptick in stores’ merchandise margin due to fewer promotions vs prior year Successful introduction of private brands Expenses Greater expense savings than anticipated Customer Loyalty Enrolled more than 100,000 customers in our B-Rewarded loyalty program since the acquisition

E-COMMERCE TRAFFIC BY COMPETITOR FY 2015 FY 2016 + Visitors (Millions) Estimated Traffic based on Alexa data Acquisition

Sheplers STORE REBRANDING

Q3 business update Sales in markets exposed to oil and commodities continued to be pressured (including North Dakota, Colorado, Wyoming and Texas) Disruption from Sheplers store construction coupled with a highly promotional prior year period led to a decline in Sheplers store sales (which turned positive post-Christmas) Unseasonably warm weather negatively impacted sales Double digit growth in e-commerce Stores in many core markets without commodity exposure continue to show strong growth (including Nevada, California and Arizona) Maintained full price selling model Boot Barn model continues to be compelling Challenges Achievements

OVERVIEW OF BOOT BARN STRATEGIC INITIATIVES BUSINESS UPDATE FINANCIAL UPDATE AGENDA

Preliminary Q3 FY2016 results The preliminary financial information above is unaudited and may vary from our actual financial results for the thirteen weeks ended December 26, 2015. The preliminary financial information above reflects estimates based only on preliminary information available to us as of the date of this presentation, has not been subject to our normal quarterly closing procedures and adjustments, which may be material, and is not a comprehensive statement of our financial results for the thirteen weeks ended December 26, 2015. Accordingly, you should not place undue reliance on these preliminary estimates. The preliminary financial information should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP. 1Presumes that the availability on the revolver totals $125 million. Preliminary net sales increased 49% to approximately $194 million. Opened 5 new stores and completed the rebranding of 19 Sheplers stores. Preliminary total same store sales (which include e-commerce and Sheplers sales) declined approximately 2.0%, with Boot Barn and Sheplers performing similarly. This compares with previous third quarter guidance of positive low single digits. Preliminary adjusted net income per diluted share approximately between $0.43 to $0.44, compared to previous guidance of $0.47 to $0.49. Cash and cash equivalents + revolver availability = approximately $110 million. 1

APPENDIX

Adjusted ebitda reconciliation (a) Represents non-cash compensation expenses related to stock options and restricted stock awards granted to certain of our employees and directors. (b) Represents non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Represents non-capitalized costs associated with the Recapitalization. (d) Represents direct costs and fees related to the acquisitions of RCC, Baskins, and Sheplers. (e) Represents certain store integration, remerchandising and corporate consolidation costs incurred in connection with the integrations of RCC, Baskins, and Sheplers. (f) Represents the amortization of purchase-accounting adjustments that increased the value of inventory acquired to its fair value. (g) Represents loss on disposal of assets in connection with the rebranding of RCC, Baskins, and Sheplers acquired stores and store closures, as well as other costs. (h) Represents professional fees and expenses incurred in connection with the secondary offering held in February 2015. (i) Represents professional fees and expenses incurred in connection with other acquisition activity. Also includes costs incurred at Sheplers prior to the June 29, 2015 acquisition such as non-recurring legal and other professional fees, transaction and settlement costs, and store pre-opening costs for new stores.